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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 16, 2000

                              JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                        1-12095               62-1650470
(State or Other Jurisdiction       (Commission File Number)    (IRS Employer
       of Incorporation)                                     Identification No.)


                                One Canal Place
                          365 Canal Street, Suite 900
                         New Orleans, Louisiana, 70130
              (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        See Registrant's press release dated November 16, 2000, attached hereto as exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

        (c) Exhibits.

        The following exhibits are filed herewith:

        99.1  Press Release dated November 16, 2000.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ CASINO HOLDING COMPANY
(REGISTRANT)

       /s/ L. Camille Fowler
       ---------------------------------------
       L. Camille Fowler
       Vice President - Finance, Secretary and Treasurer

Date: November 16, 2000

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.1         Press Release dated November 16, 2000.